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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 29, 2000


                                  GLIATECH INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                            0-20096           34-1587242
-----------------------------               ------------      ---------------
(State or Other Jurisdiction                (Commission        (IRS Employer
      of Incorporation)                      File Number)    Identification No.)

 23240 Commerce Park Road, Cleveland, Ohio                         44122
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (216) 831-3200
                                                    --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On May 29, 2000, Gliatech Inc., a Delaware corporation ("Gliatech"), and Guilford Pharmaceuticals Inc., a Delaware corporation ("Guilford"), executed an Agreement and Merger (the "Merger Agreement"). In accordance with the terms of the Merger Agreement, Guilford will acquire Gliatech pursuant to a merger of one of Guilford's wholly owned subsidiaries with and into Gliatech (the "Merger"). Pursuant to the Merger Agreement, upon effectiveness of the Merger, each of the outstanding shares of common stock, par value $0.01 per share, of Gliatech (the "Gliatech Shares"), other than Gliatech Shares owned by Guilford or Gliatech or any of Gliatech's subsidiaries, will be converted into the right to receive 1.38 shares of fully paid and nonassessable common stock, par value $0.01 per share, of Guilford. Consummation of the Merger is subject to satisfaction or waiver by the parties of certain conditions, including receipt of regulatory approvals and approvals by the stockholders of each of Gliatech and Guilford.

         On May 30, 2000, Gliatech and Guilford issued a joint press release announcing the execution of the Merger Agreement. The Merger Agreement and the press release are filed as exhibits hereto and are incorporated herein by reference.

         In connection with entering into the Merger Agreement, Gliatech amended its Rights Agreement, dated as of July 1, 1997, as amended, between Gliatech and American Stock Transfer & Trust Company, as rights agent, to make the provisions of the Rights Agreement inapplicable to the execution of the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement, in each case in accordance with the Merger Agreement. Amendment No. 2 to the Rights Agreement, dated as of May 29, 2000, between Gliatech and American Stock Transfer & Trust Company, as Rights Agent, is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
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         (c)      Exhibits:
                  --------

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  2.1 Agreement and Plan of Merger, dated as of May 29, 2000, among Gliatech Inc., Guilford Pharmaceuticals Inc. and St. John Development Corp.

                  4.1 Amendment No. 2, dated as of May 29, 2000, to the Rights Agreement, dated as of July 1, 1997, as amended, between Gliatech Inc. and American Stock Transfer & Trust Company, as Rights Agent.

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                  99.1     Text of joint press release, dated May 30, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       GLIATECH INC.



                                By: /s/ Rodney E. Dausch
                                    --------------------------------------
                                    Name:    Rodney E. Dausch
                                    Title:   Chief Financial Officer,
                                             Secretary and
                                             Executive Vice President - Finance


Dated:  June 2, 2000


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                                INDEX TO EXHIBITS
                                -----------------



        EXHIBIT
        NUMBER           EXHIBIT
        ------           -------

          2.1 Agreement and Plan of Merger, dated as of May 29, 2000, among Gliatech Inc., Guilford Pharmaceuticals Inc. and St. John Development Corp.

          4.1 Amendment No. 2, dated as of May 29, 2000, to the Rights Agreement, dated as of July 1, 1997, as amended, between Gliatech Inc. and American Stock Transfer & Trust Company, as Rights Agent.

          99.1           Text of joint press release, dated May 30, 2000.